UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 18, 2005

COMMUNITY BANKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	23-2251762
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

No. 0-15786

(Commission file number)

750 East Park Drive, Harrisburg, Pennsylvania	17111
(Address of Principal Executive Offices)	(Zip Code)

(717) 920-1698

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 18, 2005, Community Banks, Inc. (“Community”) issued a press release announcing earnings for the quarter ended March 31, 2005. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. No part of this report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.

Item 8.01 Other Events.

Disclosure provided under Item 2.02 is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

99.1	Press release of Community Banks, Inc. dated April 18, 2005.

The following disclosure is made in accordance with Rule 165 of the Securities and Exchange Commission (“SEC”).

Community urges its shareholders and the shareholders of PennRock Financial Services Corp (“PennRock”), as well as other investors, to read the proxy statement/prospectus that will be mailed to shareholders of Community and PennRock, once the registration statement on Form S-4 which Community has filed with the SEC in connection with the proposed merger of Community and PennRock has been declared effective. This proxy statement/prospectus will contain important information about Community, PennRock, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters. The proxy statement/prospectus will be available for free on the SEC’s web site at http://www.sec.gov. It will also be available for free from Community and PennRock. You may direct such a request to either of the following persons:

Patricia E. Hoch, Senior Vice President and Secretary	Shannan Guthrie, Investor Relations Officer
Community Banks, Inc.	PennRock Financial Services Corp.
750 East Park Drive	1060 Main St.
Harrisburg, Pennsylvania 17111	Blue Ball, Pennsylvania 17506
Phone: (717) 920-1698	Phone: (717) 354-3612

In addition to the registration statement and proxy statement/prospectus, Community and PennRock file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Community or PennRock at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the SEC’s other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Community’s and PennRock’s filings with the SEC are also available to the public from commercial document-retrieval services and for free on the SEC’s web site at http://www.sec.gov.

Community, PennRock and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies with respect to the transactions contemplated by the merger agreement. Information concerning such officers and directors is included in the parties’ proxy statements for their annual meetings of shareholders in 2004, previously filed with the SEC, and will be included in the proxy statement/prospectus sent to shareholders in connection with the merger and Community’s 2005 annual shareholders’ meeting. These documents are available for free on the SEC’s website at http://www.sec.gov and they are also available at no charge from the companies. You may direct a request for these documents to the officers identified above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKS, INC. (Registrant)

By:	/s/ DONALD F. HOLT
Donald F. Holt Executive Vice President and Chief Financial Officer

Dated: April 18, 2005

EXHIBIT INDEX

99.1    Press release of Community Banks, Inc. dated April 18, 2005.